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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2002

MISSION ENERGY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or principal jurisdiction of incorporation or organization)	333-68632 (Commission file number)	95-4867576 (I.R.S. employer identification no.)

1321 South State College Boulevard, Room 224
Fullerton, California 92831
(Address of principal executive offices, including zip code)

714-626-4687
(Registrant's telephone number, including area code)

Items 1, 2, 3, 5, 6, 8, and 9 are not included because they are inapplicable.

Item 4. Changes in Registrant's Certifying Accountant

        Effective as of May 10, 2002, Mission Energy Holding Company has approved engaging PricewaterhouseCoopers LLP to serve as its independent public accountants, replacing Arthur Andersen LLP ("Andersen"), which had previously served as its independent public accountants. This decision follows the announcement by its ultimate parent company, Edison International, to engage PricewaterhouseCoopers LLP to serve as its independent public accountants.

        Andersen's reports on Mission Energy Holding Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. Andersen's 2001 report includes an explanatory paragraph for a change in accounting principles with respect to the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and the adoption of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets."

        During Mission Energy Holding Company's two most recent fiscal years and through the date of this Report on Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on Mission Energy Holding Company's consolidated financial statements for those years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

        Mission Energy Holding Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 13, 2002, stating its agreement with the foregoing disclosures.

        During Mission Energy Holding Company's two most recent fiscal years and through the date of this Report on Form 8-K, Mission Energy Holding Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Mission Energy Holding Company's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mission Energy Holding Company
(Registrant)

Date:	May 13, 2002	/s/ KEVIN M. SMITH KEVIN M. SMITH Senior Vice President and Chief Financial Officer

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  Item 4. Changes in Registrant's Certifying Accountant
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Mission Energy Holding Company (Registrant)